Exhibit 99(n)

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Plan Pursuant to Rule 18f-3(d) Under the

Investment Company Act of 1940

Effective July 21, 1997,

As Revised August 19, 1998, November 1, 1999, March 1, 2001,  January 12, 2004, and  January 20, 2005

Each of the series (each a “Fund” and, together, the “Funds”) of American Skandia Advisor Funds, Inc. (the “Company”), an open-end investment company, may from time to time issue one or more of the following classes of shares:  Class A shares, Class L shares, Class B shares, Class M shares, Class C shares, Class D shares ( Strategic Partners Money Market Fund only), Class X shares and New Class X shares.  Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the Company’s registration statement or prospectus as in effect from time to time (the “Registration Statement”).  The differences in expenses among these classes of shares, and the conversion and exchange features of each class of shares, are set forth below in this plan (this “Plan”).  Except as noted below, expenses are allocated among the classes of shares of each Fund based upon the net assets of each Fund attributable to shares of each class.  This Plan is subject to change by action of the Board of Directors of the Company (the “Board of Directors”), to the extent permitted by law and by the Articles of Incorporation and By-laws of the Company.

CLASS A SHARES

DISTRIBUTION AND SERVICE FEES

The Class A shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class A Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Investment Company Act”).  Class A shares also bear any costs associated with obtaining shareholder approval of the Class A Plan (or an amendment to the Class A Plan).  Pursuant to the Class A Plan, Class A shares may pay distribution and service fees at an annual rate of up to 0.30% of the applicable Fund’s average net assets attributable to the Class A shares.  Amounts payable under the Class A Plan are subject to such further limitations as the Board of Directors may from time to time in effect and as are set forth in the Registration Statement.

CONVERSION FEATURES

Class A shares of any Fund do not convert to any other class of shares.

EXCHANGE FEATURES

Class A shares of any Fund (except the  Strategic Partners Money Market Fund (the “Money Market Fund”)) may be exchanged, at the holder’s option beginning seven days after the purchase, for Class A shares of any other Fund (including any JennisonDryden or Strategic Partners Fund) that offers Class A shares without the payment of a sales charge, and Class A shares of the Money Market Fund may be exchanged, at the holder’s option beginning seven days after the purchase, for Class A shares of any other Fund that offers Class A shares subject to the initial sales charge applicable to such other Fund, provided that Class A shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.  The holding period for determining any applicable contingent deferred sales charge (a “CDSC”) will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class A shares.

INITIAL SALES CHARGE

Class A shares of the Funds are offered at a public offering price per share that is equal to their net asset value per share (“NAV”) plus the applicable initial sales charge.  Class A shares of the Funds designated as the High Yield Bond Fund and the Total Return Bond Fund (the “Bond Funds”) are offered at a public offering price that is equal to their NAV plus a sales charge of up to 4.50% for purchases aggregating less than $50,000; 4.00% for purchases aggregating at least $50,000 but no more than $99,999; 3.50% for purchases aggregating at least $100,000 but no more than $249,999; 2.50% for purchases aggregating at least $250,000 but no more than $499,999; 2.00% for purchases aggregating at least $500,000 but no more than $999,999; and there is no initial sales charge for purchases of $1,000,000 and above.  Class A shares of the Money Market Fund are offered at their NAV with no initial sales charge.  Class A shares of all Funds other than the Bond Funds and the Money Market Fund are offered to such investors at a public offering price that is equal to their NAV plus an initial sales charge of up to 5.50% for purchases aggregating less than $25,000; 5.00% for purchases aggregating at least $25,000 but no more than $49,999; 4.50% for purchases aggregating at least $50,000 but no more than $99,999; 3.75% for purchases aggregating at least $100,000 but no more than $249,999; 2.75% for purchases aggregating at least $250,000 but no more than $499,999; 2.00% for purchases aggregating at least $500,000 but no more than $999,999, and there is no initial sales charge for purchases of $1,000,000 and above. ]

The sales charges on Class A shares in all Funds are subject to reduction or waiver as permitted by Rule 22d-1 under the Investment Company Act and as described in the Registration Statement.

CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchases of Class A shares aggregating $1 million or more of any one or more of the Funds, but such shares are subject to a CDSC (the “Class A CDSC”) of 1.0% if redeemed within twelve months of the first  day of the calendar month  following the month of their purchase.  The Class A CDSC will be assessed on the lesser of (1) the NAV of the Class A shares at the time of redemption (not including Class A shares purchased by reinvestment of dividends or capital gains distributions); or (2) the amount originally invested in the Class A shares redeemed by the holder thereof.

The Class A CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

CLASS L SHARES (formerly, Class A shares)

DISTRIBUTION AND SERVICE FEES

The Class L shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class L Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Investment Company Act”).  Class L shares also bear any costs associated with obtaining shareholder approval of the Class L Plan (or an amendment to the Class L Plan).  Pursuant to the Class L Plan, Class L shares may pay distribution and service fees at an annual rate of up to 0.5% of the applicable Fund’s average net assets attributable to the Class L shares.  Amounts payable under the Class L Plan are subject to such further limitations as the Board of Directors may from time to time in effect and as are set forth in the Registration Statement.

CONVERSION FEATURES

Class L shares of any Fund do not convert to any other class of shares.

EXCHANGE FEATURES

Class L shares of any Fund (except the ASAF JPM Money Market Fund (the “Money Market Fund”)) may be exchanged, at the holder’s option beginning seven days after the purchase, for Class L shares of any other Fund that offers Class L shares without the payment of a sales charge, and Class L shares of the Money Market Fund may be exchanged, at the holder’s option beginning seven days after the purchase, for Class L shares of any other Fund that offers Class L shares subject to the initial sales charge applicable to such other Fund, provided that Class L shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.  The holding period for determining any applicable contingent deferred sales charge (a “CDSC”) will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class L shares.

INITIAL SALES CHARGE

Class L shares of the Funds are offered at a public offering price per share that is equal to their net asset value per share (“NAV”) plus the applicable initial sales charge.  Class L shares of the Funds designated as the High Yield Bond Fund and the Total Return Bond Fund (the “Bond Funds”) are offered at a public offering price that is equal to their NAV plus a sales charge of up to  4.50% for purchases aggregating less than $50,000; 4.00% for purchases aggregating at least $50,000 but less than $100,000;  3.50% for purchases aggregating at least $100,000 but less than $250,000;  2.50% for purchases aggregating at least $250,000 but less than $500,000; and 2.00% for purchases aggregating at least $500,000 but less than $1,000,000.  Class L shares of the Money Market Fund are offered at their NAV with no initial sales charge.  Class L shares of all Funds other than the Bond Funds and the Money Market Fund are offered to such investors at a public offering price that is equal to their NAV plus an initial sales charge of up to 5.50% for purchases aggregating up to $24,999;   5.00% for purchases aggregating at least $25,000 but less than $50,000;  4.50% for purchases aggregating at least $50,000 but less than $100,000;  3.75% for purchases aggregating at least $100,000 but less than $250,000;  2.75% for purchases aggregating at least $250,000 but less than $500,000; and  2.00% for purchases aggregating at least $500,000 but less than $1 million.

The sales charges on Class L shares in all Funds are subject to reduction or waiver as permitted by Rule 22d-1 under the Investment Company Act and as described in the Registration Statement.

CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchases of Class L shares aggregating $1 million or more of any one or more of the Funds, but such shares are subject to a CDSC (the “Class L CDSC”) of 1.0% if redeemed within twelve months of the first business day of the calendar month of their purchase.  The Class L CDSC will be assessed on the lesser of (1) the NAV of the Class L shares at the time of redemption (not including Class L shares purchased by reinvestment of dividends or capital gains distributions); or (2) the amount originally invested in the Class L shares redeemed by the holder thereof.

The Class L CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

PURCHASER LIMITATIONS

Class L shares are only sold to a limited group of investors, including certain qualified retirement plans and college savings (Section 529) plans, or as otherwise set forth in the Funds’ Registration Statement.

 M SHARES (Formerly, Class B Shares)

DISTRIBUTION AND SERVICE FEES

The Class  M shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class  M Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act.  Class  Mshares also bear any costs associated with obtaining shareholder approval of the   Class M Plan (or an amendment to the  M Plan).  Pursuant to the Class M Plan,  Class M shares may pay distribution and service fees at an annual rate of up to 1.0% of the applicable Fund’s average daily net assets attributable to  Class Mshares that have been outstanding for eight years or less.  Amounts payable under the Class M Plan are subject to such further limitations as the Board of Directors may from time to time determine and as are set forth in the Registration Statement.

CONVERSION FEATURES

 Class M shares of any Fund automatically convert to Class A shares of the same Fund eight years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and  Class M shares on the conversion date without imposition of any sales load, fee or other charge.  When  Class M shares of any Fund convert to Class A shares, a portion of any other  Class M shares that have been acquired by each holder through the reinvestment of dividends or capital gains (“ Class M Dividend Shares”) on the converted  Class M shares will also convert to Class A shares of the same Fund.  The portion of  Class M Dividend Shares to be converted will be based upon the ratio of the  Class M shares automatically converting to Class A shares to the total number of  Class M shares then held by such holder.

EXCHANGE FEATURES

Class M shares of any Fund may be exchanged, at the holder’s option beginning seven days after purchase, for  Class M shares of any other Fund that offers  Class M shares without the payment of a sales charge, provided that Class M shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.  The holding period for determining any applicable CDSC will include the holding period of the shares exchanged and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such  Class M shares.

INITIAL SALES CHARGE

The  Class M shares of each Fund are offered at a public offering price per share that is equal to their NAV, with no initial sales charge.

CONTINGENT DEFERRED SALES CHARGE

 Class M shares of any Fund that are redeemed within seven years of the first business day of the calendar month of their purchase are subject to a CDSC (the “Class  M CDSC”) in accordance with the following schedule:

Redemption During:	Class M CDSC (as % of amount subject to charge):

1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	3.0%
5th year after purchase	2.0%
6th year after purchase	2.0%
7th year after purchase	1.0%
8th year after purchase	None

With respect to  Class M shares purchased prior to March 1, 2001, the   Class M CDSC will be assessed on the lesser of (i) the NAV of the  Class M shares at the time of redemption (not including  Class M shares purchased by reinvestment of dividends of capital gains distributions), or (ii) the amount originally invested in the  Class M shares redeemed by the holder thereof.  With respect to  Class M shares purchased on or after March 1, 2001, the  Class M CDSC will be assessed based on the NAV at the time of purchase of the  Class M shares redeemed by the holder thereof, and will not be assessed on any  Class M shares purchased by reinvestment of dividends or capital gains distributions.

The  Class M CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

CLASS B SHARES

DISTRIBUTION AND SERVICE FEES

The Class B shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class B Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act.  Class B shares also bear any costs associated with obtaining shareholder approval of the Class B Plan (or an amendment to the Class B Plan).  Pursuant to the Class B Plan, Class B shares may pay distribution and service fees at an annual rate of up to 1.0% of the applicable Fund’s average daily net assets attributable to Class B shares that have been outstanding for seven years or less.  Amounts payable under the Class B Plan are subject to such further limitations as the Board of Directors may from time to time determine and as are set forth in the Registration Statement.

CONVERSION FEATURES

Class B shares of any Fund automatically convert to Class A shares of the same Fund seven years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and Class B shares on the conversion date without imposition of any sales load, fee or other charge.  When Class B shares of any Fund convert to Class A shares, all Class B shares that have been acquired by each holder through the reinvestment of dividends or capital gains (“Class B Dividend Shares”) on the converted Class B shares will also convert to Class A shares of the same Fund.

EXCHANGE FEATURES

Class B shares of any Fund may be exchanged, at the holder’s option beginning seven days after purchase, for Class B shares of any other Fund that offers Class B shares without the payment of a sales charge (including any JennisonDryden or Strategic Partners Fund), provided that Class B shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.  The holding period for determining any applicable CDSC will include the holding period of the shares exchanged and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class B shares.

INITIAL SALES CHARGE

The Class B shares of each Fund are offered at a public offering price per share that is equal to their NAV, with no initial sales charge.

CONTINGENT DEFERRED SALES CHARGE

Class B shares of any Fund that are redeemed within six years of the first  day of the calendar month following the month of their purchase are subject to a CDSC (the “Class B CDSC”) in accordance with the following schedule:

Redemption During:	Class B CDSC (as % of amount subject to charge):

1st year after purchase	5.0%
2nd year after purchase	4.0%
3rd year after purchase	3.0%
4th year after purchase	2.0%
5th year after purchase	1.0%
6th year after purchase	1.0%
7th year after purchase	None

With respect to Class B shares purchased on or after April 1, 2004, the Class B CDSC will be assessed on the lesser of (i) the NAV of the Class B shares at the time of redemption (not including

Class B shares purchased by reinvestment of dividends or capital gains distributions) or (ii) the amount originally invested in the Class B shares redeemed by the holder thereof.

The Class B CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

CLASS C SHARES

DISTRIBUTION AND SERVICE FEES

The Class C shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class C Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act.  Class C shares also bear any costs associated with obtaining shareholder approval of the Class C Plan (or an amendment to the Class C Plan).  Pursuant to the Class C Plan, Class C may pay distribution and service fees at an annual rate of up to 1.00% of the applicable Fund’s average daily net assets attributable to the Class C shares.  Amounts payable under the Class C Plan are subject to such further limitations as the Board of Directors may from time to time determine and are set forth in the Registration Statement.

CONVERSION FEATURES

Class C shares of any Fund do not convert to any other class of shares.

EXCHANGE FEATURES

Class C shares of any Fund may be exchanged, at the holder’s option beginning seven days after purchase, for Class C shares of any other Fund that offers Class C shares without the payment of a sales charge (including any JennisonDryden or Strategic Partners Fund), provided that Class C shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.  The holding period for determining any applicable CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class C shares.

INITIAL SALES CHARGE

Class C shares of the Funds are offered at a public offering price per share that is equal to their NAV, with no initial sales charge.

CONTINGENT DEFERRED SALES CHARGE

Class C shares of any Fund  are subject to a CDSC (the “Class C CDSC”) of 1.00% if redeemed within twelve months of the first  day of the calendar month following the month of their purchase.  The Class C CDSC will be assessed on the lesser of (i) the NAV of the Class C shares at the time of redemption (not including Class C shares purchased by reinvestment of dividends or capital gains distributions) or (ii) the amount originally invested in the Class C shares redeemed by the holder thereof.

The Class C CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

CLASS D SHARES — STRATEGIC PARTNERS Money Market Fund Only

DISTRIBUTION AND SERVICE FEES

The Class D shares of STRATEGIC PARTNERS Money Market Fund pay distribution and service fees pursuant to a distribution plan (the “Class D Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Investment Company Act”).  Class D shares also bear any costs associated with obtaining shareholder approval of the Class D Plan (or an amendment to the Class D Plan).  Pursuant to the Class D Plan, Class D shares may pay distribution and service fees at an annual rate of up to 0.50% of the applicable Fund’s average daily net assets attributable to the Class D shares.  Amounts payable under the Class D Plan are subject to such further limitations as the Board of Directors may from time to time in effect and as are set forth in the Registration Statement.

CONVERSION FEATURES

Class D shares of any Fund do not convert to any other class of shares.

EXCHANGE FEATURES

Class D shares of the Money Market Fund may be exchanged, at the holder’s option beginning seven days after the purchase, for Class L shares of any other Fund that offers Class L shares subject to the initial sales charge applicable to such other Fund, provided that Class L shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.  The holding period for determining any applicable contingent deferred sales charge (a “CDSC”) will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class L shares.

INITIAL SALES CHARGE

Class D shares of the Money Market Fund are offered at their NAV with no initial sales charge.

CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchases of Class D shares aggregating $1 million or more of any one or more, but such shares are subject to a CDSC (the “Class D CDSC”) of 1.0% if redeemed within twelve months of the first business day of the calendar month of their purchase.  The Class D CDSC will be assessed on the lesser of (1) the NAV of the Class D shares at the time of redemption (not including Class D shares purchased by reinvestment of dividends or capital gains distributions); or (2) the amount originally invested in the Class D shares redeemed by the holder thereof.

The Class D CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

CLASS L SHARES (formerly, Class A shares)

DISTRIBUTION AND SERVICE FEES

The Class L shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class L Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Investment Company Act”).  Class L shares also bear any costs associated with obtaining shareholder approval of the Class L Plan (or an amendment to the Class L Plan).  Pursuant to the Class L Plan, Class L shares may pay distribution and service fees at an annual rate of up to 0.5% of the applicable Fund’s average net assets attributable to the Class L shares.  Amounts payable under the Class L Plan are subject to such further limitations as the Board of Directors may from time to time in effect and as are set forth in the Registration Statement.

CONVERSION FEATURES

Class L shares of any Fund do not convert to any other class of shares.

EXCHANGE FEATURES

Class L shares of any Fund (except the STRATEGIC PARTNERS JPM Money Market Fund (the “Money Market Fund”)) may be exchanged, at the holder’s option beginning seven days after the purchase, for Class L shares of any other Fund that offers Class L shares without the payment of a sales charge, and Class L shares of the Money Market Fund may be exchanged, at the holder’s option beginning seven days after the purchase, for Class L shares of any other Fund that offers Class L shares subject to the initial sales charge applicable to such other Fund, provided that Class L shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.  The holding period for determining any applicable contingent deferred sales charge (a “CDSC”) will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class L shares.

INITIAL SALES CHARGE

Class L shares of the Funds are offered at a public offering price that is equal to their net asset value (“NAV”) plus the applicable initial sales charge.  Class L shares of the Funds designated as the High Yield Bond Fund and the Total Return Bond Fund (the “Bond Funds”) are offered at a public offering price that is equal to their NAV plus a sales charge of up to  4.50% for purchases aggregating less than $50,000; 4.00% for purchases aggregating at least $50,000 but less than $100,000;  3.50% for purchases aggregating at least $100,000 but less than $250,000;  2.50% for purchases aggregating at least $250,000 but less than $500,000; and 2.00% for purchases aggregating at least $500,000 but less than $1,000,000.  Class L shares of the Money Market Fund are offered at their NAV with no initial sales charge.  Class L shares of all Funds other than the Bond Funds and the Money Market Fund are offered to such investors at a public offering price that is equal to their NAV plus an initial sales charge of up to 5.50% for purchases aggregating up to $24,999;   5.00% for purchases aggregating at least $25,000 but less than $50,000;  4.50% for purchases aggregating at least $50,000 but less than $100,000;  3.75% for purchases aggregating at least $100,000 but less than $250,000;  2.75% for purchases aggregating at least $250,000 but less than $500,000; and  2.00% for purchases aggregating at least $500,000 but less than $1 million.

The sales charges on Class L shares in all Funds are subject to reduction or waiver as permitted by Rule 22d-1 under the Investment Company Act and as described in the Registration Statement.

CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchases of Class L shares aggregating $1 million or more of any one or more of the Funds, but such shares are subject to a CDSC (the “Class L CDSC”) of 1.0% if redeemed within twelve months of the first business day of the calendar month of their purchase.  The Class L CDSC will be assessed on the lesser of (1) the NAV of the Class L shares at the time of redemption (not including Class L shares purchased by reinvestment of dividends or capital gains distributions); or (2) the amount originally invested in the Class L shares redeemed by the holder thereof.

The Class L CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

PURCHASER LIMITATIONS

Class L shares are only sold to a limited group of investors, including certain qualified retirement plans and college savings (Section 529) plans, or as otherwise set forth in the Funds’ Registration Statement.

CLASS X SHARES

DISTRIBUTION AND SERVICE FEES

The Class X shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class X Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act.  Class X shares will also bear any costs associated with obtaining approval of the Class X Plan (or an amendment to the Class X Plan).  Pursuant to the Class X Plan, Class X shares may pay distribution and service fees at an annual rate of up to 1.0% of the relevant Fund’s average daily net assets attributable to Class X shares.  Amounts payable under the Class X Plan are subject to such further limitations as the Board of Directors may from time to time determine and as are set forth in the Registration Statement.

CONVERSION FEATURES

Class X shares of any Fund automatically convert to Class A shares of the same Fund eight years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and Class X shares on the conversion date without imposition of any sales load, fee or other charge.  When Class X shares of any Fund convert to Class A shares, a portion of any other Class X shares that have been acquired by each holder through the reinvestment of dividends or capital gains distributions (“Class X Dividend Shares”) on the converted Class X shares will also convert to Class A shares of the same Fund.  The portion of Class X Dividend Shares to be converted will be based upon the ratio of the Class X shares automatically converting to Class A shares to the total number of Class X shares then held by such holder.

EXCHANGE FEATURES

Class X shares of any Fund may be exchanged, at the holder’s option beginning seven days after purchase, for Class X shares of any other Fund that offers Class X shares without the payment of a sales charge, provided that Class X shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.

The holding period for determining any applicable CDSC will include the holding period of the shares exchanged and will be calculated using the schedule of any Fund into a form which shares have been exchanged that would result in the highest CDSC applicable to such Class X shares.

INITIAL SALES CHARGE

The Class X shares of each Fund are offered at a public offering price per share that is equal to their NAV, with no initial sales charge.

CONTINGENT DEFERRED SALES CHARGE

Class X shares of any Fund that are redeemed within seven years of the first business day of the calendar month of their purchase are subject to a CDSC (the “Class X CDSC”) in accordance with the following schedule:

Redemption During:	Class X CDSC (as % of amount subject to charge):

1st year after purchase	6.0%
2nd year after purchase	5.0%

3rd year after purchase	4.0%
4th year after purchase	3.0%
5th year after purchase	2.0%
6th year after purchase	2.0%
7th year after purchase	1.0%
8th year after purchase	None

The Class X CDSC will be assessed on the lesser of (i) the NAV of the Class X shares at the time of redemption (not including any Class X shares received by the holder of the Class X shares redeemed as part of a bonus share program described in the Registration Statement or any Class X shares purchased by reinvestment of dividends or capital gains distributions), or (ii) the amount originally invested in the Class X shares redeemed by the holder thereof.

The Class X CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.

NEW CLASS X SHARES

DISTRIBUTION AND SERVICE FEES

The New Class X shares of each Fund pay distribution and service fees pursuant to a distribution plan (the “Class X Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act.  New Class X shares will also bear any costs associated with obtaining approval of the New Class X Plan (or an amendment to the New Class X Plan).  Pursuant to the New Class X Plan, New Class X shares may pay distribution and service fees at an annual rate of up to 1.0% of the relevant Fund’s average net assets attributable to Class X shares.  Amounts payable under the New Class X Plan are subject to such further limitations as the Board of Directors may from time to time determine and as are set forth in the Registration Statement.

CONVERSION FEATURES

New Class X shares of any Fund automatically convert to Class A shares of the same Fund ten years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and New Class X shares on the conversion date without imposition of any sales load, fee or other charge.  When New Class X shares of any Fund convert to Class A shares, a portion of any other New Class X shares that have been acquired by each holder through the reinvestment of dividends or capital gains distributions (“New Class X Dividend Shares”) on the converted New Class X shares will also convert to Class A shares of the same Fund.  The portion of New Class X Dividend Shares to be converted will be based upon the ratio of the New Class X shares automatically converting to Class A shares to the total number of New Class X shares then held by such holder.

EXCHANGE FEATURES

New Class X shares of any Fund may be exchanged, at the holder’s option beginning seven days after purchase, for New Class X shares of any other Fund that offers New Class X shares without the payment of a sales charge, provided that New Class X shares of such other Fund are available to residents of the relevant state and that such requirements as may be applicable to exchanges, including investment minimums for such other Fund, and are set forth in the Registration Statement are met or waived.

The holding period for determining any applicable CDSC will include the holding period of the shares exchanged and will be calculated using the schedule of any Fund into a form which shares have been exchanged that would result in the highest CDSC applicable to such New Class X shares.

INITIAL SALES CHARGE

The New Class X shares of each Fund are offered at a public offering price that is equal to their NAV, with no initial sales charge.

CONTINGENT DEFERRED SALES CHARGE

New Class X shares of any Fund that are redeemed within eight years of the first business day of the calendar month of their purchase are subject to a CDSC (the “New Class X CDSC”) in accordance with the following schedule:

Redemption During:	New Class X CDSC (as % of amount subject to charge):

1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th year after purchase	None

With respect to New Class X shares purchased prior to March 1, 2001, the New Class X CDSC will be assessed on the lesser of (i) the NAV of the New Class X shares at the time of redemption (not including any New Class X shares received by the holder of the New Class X shares redeemed as part of a bonus share program described in the Registration Statement or any New Class X shares purchased by reinvestment of dividends or capital gains distributions), or (ii) the amount originally invested in the New Class X shares redeemed by the holder thereof.  With respect to New Class X shares purchased on or after March 1, 2001, the New Class X CDSC will be assessed based on the NAV at the time of purchase of the New Class X shares redeemed by the holder thereof, and will not be assessed on any New Class X shares received as part of a bonus share program described in the Registration Statement or any New Class X shares purchased by reinvestment of dividends or capital gains distributions.

The New Class X CDSC is subject to reduction or waiver in certain circumstances as permitted by Rule 6c-10 under the Investment Company Act and as described in the Registration Statement.